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Exhibit 32

                    Certification of Chief Executive Officer
     Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     I, Jeffrey I. Dreben, the Chief executive officer of CVF Technologies Corporation (the "Company") hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-KSB of the Company for the fiscal year ended December 31, 2005 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: April 7, 2006

                                        CVF TECHNOLOGIES CORPORATION


                                        /s/ Jeffrey I. Dreben
                                        ----------------------------------------
                                        JEFFREY I. DREBEN
                                        Chief Executive Officer

                    Certification of Chief Financial Officer
     Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     I, Robert L. Miller, the chief financial officer of CVF Technologies Corporation (the "Company") hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge: that the Form 10-KSB of the Company for the fiscal year ended December 31, 2005 accompanying this certification (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Dated: April 7, 2006

                                        CVF TECHNOLOGIES CORPORATION


                                        /s/ Robert L. Miller
                                        ----------------------------------------
                                        ROBERT L. MILLER
                                        Chief Financial Officer